SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                December 7, 1998



                        GS FINANCIAL PRODUCTS U.S., L.P.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)



      CAYMAN ISLANDS               NO. 000-25178              NO. 52-1919759
      --------------               -------------              --------------
 (State or Other Jurisdic-         (Commission                 (IRS Employer
  tion of Incorporation)           File Number)               Identification
                                                                   No.)


                         P.O. BOX 896
             HARBOUR CENTRE, NORTH CHURCH STREET
                 GRAND CAYMAN, CAYMAN ISLANDS
                     BRITISH WEST INDIES                                N/A
             -----------------------------------                      --------
           (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (345)945-1326
                                                           -------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On December 7, 1998, Jonathan M. Lopatin, C. Douglas Fuge, Kenneth A. Miller and Noel B. Donohoe were appointed as Directors of GS Financial Products US Co. ("GSFP US Co."), and concurrently therewith, Richard E. Witten, Kipp M. Nelson and Oki Matsumoto were removed as Directors thereof. GSFP US Co. is the corporate general partner of GS Financial Products U.S., L.P.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GS FINANCIAL PRODUCTS U.S., L.P.
                                              (Registrant)
                                              acting by its general partner
                                              GS Financial Products US Co.



Date: December 8, 1998                            By: /s/ Greg Swart
                                                      -------------------------
                                                  Name:  Greg Swart
                                                  Title: President, Principal
                                                         Financial Officer and
                                                         Principal Accounting
                                                                Officer

                                                  For and on behalf of GS
                                                  Financial Products US Co.,
                                                  managing partner of GS
                                                  Financial Products U.S. L.P.



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